Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement September 30, 2023 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Consolidated Results by Segment 6 Capital Position & Credit Ratings 10 Non-GAAP Measures 11 Reconciliation to Adjusted Book Value per Share 13 Reconciliation to Adjusted Return on Equity 14 Reconciliation to Adjusted Run-off Liability Earnings 16 Reconciliation to Adjusted Total Investment Return 18 Investment Composition 20

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. A market leader in completing legacy acquisitions, Enstar has acquired over 115 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed income securities recognized in our income statement, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 11 to 19 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed income securities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 20 and 21 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2022 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Nine Months Ended	
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Key Earnings Metrics				
ROE	0.9 %	(9.4)%	10.8 %	(19.5)%
Annualized ROE			14.4 %	(26.0)%
Adjusted ROE [1]	2.5 %	(2.5)%	10.8 %	(5.2)%
Annualized adjusted ROE [1]			14.4 %	(6.9)%
Basic net earnings (loss) per share	$ 2.46	$ (25.39)	$ 30.26	$ (65.61)
Diluted net earnings (loss) per share	$ 2.43	$ (25.39)	$ 30.05	$ (65.61)
Key Run-off Metrics				
Average net loss reserves			$ 12,083	$ 11,873
Run-off liability earnings ("RLE")			0.3 %	4.0 %
Average adjusted net loss reserves [1]			$ 13,004	$ 12,464
Adjusted RLE [1]			0.6 %	1.9 %
Key Investment Return Metrics				
Average aggregate invested assets			$ 18,684	$ 20,192
Annualized total investment return ("TIR")			4.7 %	(13.0)%
Annualized investment book yield			3.73 %	2.15 %
Earnings from equity method investments			$ 22	$ 12
Adjusted average aggregate invested assets [1]			$ 19,955	$ 21,093
Annualized adjusted TIR [1]			5.3 %	(1.0)%
Share Repurchases				
Ordinary shares repurchased:				
Shares	—	—	1,597,712	697,580
Cost	$ —	$ —	$ 341	$ 163
Average price per share	$ —	$ —	$ 213.13	$ 233.92

	As of	
	September 30, 2023	December 31, 2022
Key Shareholder Metrics		
Ordinary shareholders' equity	$ 4,367	$ 4,464
Total Enstar shareholders' equity	$ 4,877	$ 4,974
Book value per ordinary share ("BVPS")	$ 282.37	$ 262.24
Adjusted BVPS [1]	$ 277.01	$ 258.92
Change in adjusted BVPS	7.0 %	(19.9)%
Total ordinary shares outstanding	15,465,573	17,022,420
Adjusted ordinary shares outstanding	15,764,505	17,240,591
Key Balance Sheet Metrics		
Total assets	$ 21,031	$ 22,154
Debt obligations	$ 1,831	$ 1,829
Total liabilities	$ 15,961	$ 16,826
Total investable assets to ordinary shareholders' equity	4.26x	4.38x
Total net loss reserves to ordinary shareholders' equity	2.78x	2.69x
Debt to total capitalization attributable to Enstar	27.3 %	26.9 %

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[1] Non-GAAP financial measure, refer to pages 11 to 19 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Consolidated Results by Segment - QTD Q3 2023

ENSTAR

Three Months Ended September 30, 2023

	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
INCOME						
Net premiums earned	$ 14	$ —	$ —	$ —	$ —	$ 14
Net investment income	—	—	143	—	—	143
Net realized losses	—	—	(14)	—	—	(14)
Net unrealized gains	—	—	20	—	—	20
Other income (expense)	1	1	—	—	(4)	(2)
Total income (loss)	15	1	149	—	(4)	161
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	5	—	—	—	—	5
Prior period	(31)	—	—	—	16	(15)
Total net incurred losses and loss adjustment expenses	(26)	—	—	—	16	(10)
Amortization of net deferred charge assets	—	—	—	—	34	34
General and administrative expenses	44	—	12	—	35	91
Total expenses	18	—	12	—	85	115
(LOSS) EARNINGS BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(3)	1	137	—	(89)	46
Losses from equity method investments	—	—	(3)	—	—	(3)
SEGMENT (LOSS) EARNINGS	$ (3)	$ 1	$ 134	$ —	(89)	43
Interest expense					(22)	(22)
Net foreign exchange gains					23	23
Income tax benefit					7	7
NET EARNINGS						51
Net earnings attributable to noncontrolling interests					(4)	(4)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						47
Dividends on preferred shares					(9)	(9)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (94)	$ 38

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - QTD Q3 2022

ENSTAR

	Three Months Ended September 30, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
INCOME						
Net premiums earned	$ 1	$ 2	$ —	$ 1	$ —	$ 4
Net investment income	—	—	114	2	—	116
Net realized losses	—	—	(36)	—	—	(36)
Net unrealized losses	—	—	(542)	(4)	—	(546)
Other income (expense)	2	—	—	1	(7)	(4)
Total income (loss)	3	2	(464)	—	(7)	(466)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	10	—	—	3	—	13
Prior period	(61)	—	—	(2)	(78)	(141)
Total net incurred losses and loss adjustment expenses	(51)	—	—	1	(78)	(128)
Policyholder benefit expenses	—	7	—	—	—	7
Amortization of net deferred charge assets	—	—	—	—	21	21
Acquisition costs	1	—	—	(1)	—	—
General and administrative expenses [(2)]	38	2	9	—	17	66
Total expenses	(12)	9	9	—	(40)	(34)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	15	(7)	(473)	—	33	(432)
Losses from equity method investments	—	—	(20)	—	—	(20)
SEGMENT EARNINGS (LOSS)	$ 15	$ (7)	$ (493)	$ —	33	(452)
Interest expense					(23)	(23)
Net foreign exchange gains					17	17
Income tax expense					(8)	(8)
NET LOSS						(466)
Net loss attributable to noncontrolling interests					43	43
NET LOSS ATTRIBUTABLE TO ENSTAR						(423)
Dividends on preferred shares					(9)	(9)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ 53	$ (432)

(1) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

(2) Includes an adjustment made to correct immaterial errors related to the allocation of third quarter 2022 expenses. For the three months ended September 30, 2022, Run-off segment general and administrative expenses increased by $4 million and Corporate and other activities general and administrative expenses decreased by $4 million.

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Consolidated Results by Segment - YTD Q3 2023

ENSTAR

	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
	Nine Months Ended September 30, 2023					
INCOME						
Net premiums earned	$ 29	$ —	$ —	$ —	$ —	$ 29
Net investment income	—	—	471	—	—	471
Net realized losses	—	—	(33)	—	—	(33)
Net unrealized gains	—	—	200	—	—	200
Other income (expense)	11	276	—	—	(7)	280
Total income (loss)	40	276	638	—	(7)	947
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	18	—	—	—	—	18
Prior period	(72)	—	—	—	37	(35)
Total net incurred losses and loss adjustment expenses	(54)	—	—	—	37	(17)
Amortization of net deferred charge assets	—	—	—	—	75	75
Acquisition costs	6	—	—	—	—	6
General and administrative expenses	130	—	33	—	102	265
Total expenses	82	—	33	—	214	329
(LOSS) EARNINGS BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(42)	276	605	—	(221)	618
Earnings from equity method investments	—	—	22	—	—	22
SEGMENT (LOSS) INCOME	$ (42)	$ 276	$ 627	$ —	(221)	640
Interest expense					(67)	(67)
Net foreign exchange gains					24	24
Income tax benefit					12	12
NET EARNINGS						609
Net earnings attributable to noncontrolling interests					(99)	(99)
NET EARNINGS ATTRIBUTABLE TO ENSTAR						510
Dividends on preferred shares					(27)	(27)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (378)	$ 483

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - YTD Q3 2022

ENSTAR

	Nine Months Ended September 30, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
INCOME						
Net premiums earned	$ 27	$ 17	$ —	$ 8	$ —	$ 52
Net investment income	—	—	294	8	—	302
Net realized losses	—	—	(111)	—	—	(111)
Net unrealized losses	—	—	(1,506)	(12)	—	(1,518)
Other income	19	—	—	4	10	33
Total income (loss)	46	17	(1,323)	8	10	(1,242)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	35	—	—	4	—	39
Prior period	(232)	(29)	—	2	(217)	(476)
Total net incurred losses and loss adjustment expenses	(197)	(29)	—	6	(217)	(437)
Policyholder benefit expenses	—	25	—	—	—	25
Amortization of net deferred charge assets	—	—	—	—	60	60
Acquisition costs	18	—	—	2	—	20
General and administrative expenses [2]	123	6	26	—	79	234
Total expenses	(56)	2	26	8	(78)	(98)
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	102	15	(1,349)	—	88	(1,144)
Earnings from equity method investments	—	—	12	—	—	12
SEGMENT INCOME (LOSS)	$ 102	$ 15	$ (1,337)	$ —	88	(1,132)
Interest expense					(71)	(71)
Net foreign exchange gains					27	27
Income tax expense					(4)	(4)
NET LOSS						(1,180)
Net loss attributable to noncontrolling interests					74	74
NET LOSS ATTRIBUTABLE TO ENSTAR						(1,106)
Dividends on preferred shares					(27)	(27)
NET EARNINGS (LOSS) ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ 87	$ (1,133)

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

[2] Includes an adjustment made to correct immaterial errors related to the allocation of third quarter 2022 expenses. For the nine months ended September 30, 2022, Run-off segment general and administrative expenses increased by $14 million and Investment segment and Corporate and other activities general and administrative expenses decreased by $2 million and $12 million, respectively.

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| enstargroup.com 10 Capital Position & Credit Ratings Credit ratings (1) Standard and Poor’s Fitch Ratings Long-term issuer BBB+ (Outlook: Stable) BBB+ (Outlook: Stable) 2029 Senior Notes BBB+ BBB 2031 Senior Notes BBB BBB 2040 and 2042 Junior Subordinated Notes BBB- BBB- Series D and E Preferred Shares BBB- BBB- (1) Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. Total Capitalization Attributable to Enstar $6,708 $6,803 $4,367 $4,464 $510 $510 $1,831 $1,829 27.3% 26.9% 34.9% 34.4% Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar Debt to total capitalization attributable to Enstar Debt obligations Series D and E Preferred Shares Ordinary shareholders' equity September 30, 2023 December 31, 2022 Total Capitalization $6,901 $7,157 $4,367 $4,464 $510 $510 $193 $354 $1,831 $1,829 26.5% 25.6% 33.9% 32.7% Debt and Series D and E Preferred Shares to total capitalization Debt to total capitalization Debt obligations NCI and RNCI Series D and E Preferred Shares Ordinary shareholders' equity September 30, 2023 December 31, 2022

11 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturities and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net earnings from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -net unrealized (gains) losses on fixed maturities, trading (1) Comprises the discount rate and risk margin components.

| enstargroup.com 12 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(2); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our prior exposure to active property catastrophe business; as this business was not in run-off, the results were not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 5 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 were settled during the second quarter of 2023. As a result of the settlement, we do not expect to record any transactions in the Legacy Underwriting segment in 2023.

| enstargroup.com 13 Reconciliation to Adjusted Book Value Per Share As of September 30, 2023 December 31, 2022 Equity (1) Ordinary Shares Per Share Amount Equity (1) (2) Ordinary Shares Per Share Amount Book value per ordinary share $ 4,367 15,465,573 $ 282.37 $ 4,464 17,022,420 $ 262.24 Non-GAAP adjustments: Share-based compensation plans 298,932 218,171 Adjusted book value per ordinary share* $ 4,367 15,764,505 $ 277.01 $ 4,464 17,240,591 $ 258.92 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Enstar ordinary shareholders’ equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting ASU 2018-12. Refer to Note 8 to our condensed consolidated financial statements in our Quarterly Report on Form 10-Q for the period ended September 30, 2023 for further information. * Non-GAAP financial measure.

| enstargroup.com 14 Reconciliation to Adjusted Return on Equity - QTD Q3 2023 and 2022 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net earnings (loss) comprises net earnings (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS and funds held - directly managed are included in net realized gains (losses) in our condensed consolidated statements of earnings. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our condensed consolidated statements of earnings. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (4) Comprises the discount rate and risk margin components. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (6) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. Three Months Ended September 30, 2023 September 30, 2022 Net earnings (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net earnings (loss) (1) Opening equity (1) (Adj) ROE Annualized (Adj) ROE Net earnings (loss)/Opening equity/ROE/ Annualized ROE (1) $ 38 $ 4,403 0.9% 3.5% $ (432) $ 4,619 (9.4) % (37.4) % Non-GAAP adjustments: Net realized losses on fixed maturities, AFS (2) / Net unrealized losses on fixed maturities, AFS (3) 12 550 23 574 Net unrealized losses on fixed maturities, trading (2) / Net unrealized losses on fixed maturities, trading (3) 22 337 157 329 Net realized and unrealized losses on funds held - directly managed (2) / Net unrealized losses on funds held - directly managed (3) 46 166 238 342 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) 12 (312) (82) (239) Amortization of fair value adjustments / Fair value adjustments 4 (116) 4 (99) Tax effects of adjustments (5) (6) — (2) — Adjustments attributable to noncontrolling interests (6) — — (42) — Adjusted operating income (loss)/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE* $ 128 $ 5,028 2.5% 10.2% $ (136) $ 5,526 (2.5) % (9.8) %

Reconciliation to Adjusted Return on Equity - YTD Q3 2023 and 2022

ENSTAR

	Nine Months Ended							
	September 30, 2023				September 30, 2022			
	Net earnings (loss) [1]	Opening equity [1][2]	(Adj) ROE	Annualized (Adj) ROE	Net earnings (loss) [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE
Net earnings (loss)/Opening equity/ROE/ Annualized ROE [1]	$ 483	$ 4,464	10.8 %	14.4 %	$ (1,133)	$ 5,813	(19.5)%	(26.0)%
Non-GAAP adjustments:								
Net realized losses on fixed maturities, AFS [3] / Net unrealized losses on fixed maturities, AFS [4]	55	647			88	36		
Net unrealized losses on fixed maturities, trading [3] / Net unrealized losses on fixed maturities, trading [4]	24	400			556	(134)		
Net realized and unrealized losses on funds held - directly managed [3] / Net unrealized losses on funds held - directly managed [4]	49	780			517	9		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [5]	24	(294)			(228)	(107)		
Amortization of fair value adjustments / Fair value adjustments	13	(124)			11	(106)		
Tax effects of adjustments [6]	(12)	—			(6)	—		
Adjustments attributable to noncontrolling interests [7]	(2)	—			(90)	—		
Adjusted operating income (loss)/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE*	$ 634	$ 5,873	10.8 %	14.4 %	$ (285)	$ 5,511	(5.2)%	(6.9)%

[1] Net earnings (loss) comprises net earnings (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

[2] Enstar ordinary shareholders' equity as of December 31, 2022 has been retrospectively adjusted for the impact of adopting ASU 2018-12. Refer to Note 8 to our condensed consolidated financial statements for further information.

[3] Net realized gains (losses) on fixed maturities, AFS and funds held - directly managed are included in net realized gains (losses) in our condensed consolidated statements of earnings. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our condensed consolidated statements of earnings.

[4] Our fixed maturities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

[5] Comprises the discount rate and risk margin components.

[6] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[7] Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

*Non-GAAP measure.

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Reconciliation to Adjusted Run-off Liability Earnings - QTD Q3 2023 and 2022

ENSTAR

	Three Months Ended	As of			Three Months Ended	
	September 30, 2023	September 30, 2023	June 30, 2023	September 30, 2023	September 30, 2023	
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %	Annualized RLE %
PPD/net loss reserves/RLE/Annualized RLE	$ 15	$ 12,155	$ 12,939	$ 12,547	0.1 %	0.5 %
Non-GAAP Adjustments:						
Net loss reserves - current period	—	(15)	(11)	(13)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	4	112	116	114		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	12	292	312	302		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	533	550	542		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	33	34	33		
Adjusted PPD/Adjusted net loss reserves/ Adjusted RLE/Annualized Adjusted RLE*	$ 32	$ 13,110	$ 13,940	$ 13,525	0.2 %	0.9 %

	Three Months Ended	As of			Three Months Ended	
	September 30, 2022	September 30, 2022	June 30, 2022	September 30, 2022	September 30, 2022	
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %	Annualized RLE %
PPD/net loss reserves/RLE/Annualized RLE	$ 141	$ 11,819	$ 12,524	$ 12,172	1.2 %	4.6 %
Non-GAAP Adjustments:						
Net loss reserves - current period	—	(36)	(25)	(31)		
Assumed Life	—	(141)	(149)	(145)		
Legacy Underwriting	(2)	(137)	(140)	(139)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	4	95	99	97		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(82)	305	239	272		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	—	572	574	573		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	—	35	36	36		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/Annualized Adjusted RLE*	$ 61	$ 12,512	$ 13,158	$ 12,835	0.5 %	1.9 %

(1) Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - YTD Q3 2023 and 2022

ENSTAR

	Nine Months Ended September 30, 2023	As of September 30, 2023	As of December 31, 2022	As of September 30, 2023	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %	Annualized RLE %
PPD/net loss reserves/RLE/Annualized RLE	$ 35	$ 12,155	$ 12,011	$ 12,083	0.3 %	0.4 %
Non-GAAP Adjustments:						
Net loss reserves - current period	—	(15)	—	(8)		
Legacy Underwriting	—	—	(139)	(69)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	13	112	124	118		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	24	292	294	293		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	533	572	553		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	33	35	34		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/ Annualized Adjusted RLE*	$ 76	$ 13,110	$ 12,897	$ 13,004	0.6 %	0.8 %

	Nine Months Ended September 30, 2022	As of September 30, 2022	As of December 31, 2021	As of September 30, 2022	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2022
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %	Annualized RLE %
PPD/net loss reserves/RLE/Annualized RLE	$ 476	$ 11,819	$ 11,926	$ 11,873	4.0 %	5.3 %
Non-GAAP Adjustments:						
Net loss reserves - current period	—	(36)	—	(18)		
Assumed Life	(29)	(141)	(181)	(161)		
Legacy Underwriting	2	(137)	(153)	(146)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	11	95	106	101		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(228)	305	107	206		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	572	574	573		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	36	36		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE/ Annualized Adjusted RLE*	$ 237	$ 12,512	$ 12,415	$ 12,464	1.9 %	2.5 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Total Investment Return

ENSTAR

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net investment income	$ 143	$ 116	$ 471	$ 302
Net realized (losses) gains [(1)]	(14)	(36)	(33)	(111)
Net unrealized gains (losses) [(1)]	20	(546)	200	(1,518)
(Losses) earnings from equity method investments	(3)	(20)	22	12
Other comprehensive income:				
Unrealized (losses) gains on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(63)	(175)	2	(657)
TIR ($)	$ 83	$ (661)	$ 662	$ (1,972)
Non-GAAP adjustments:				
Net realized and unrealized losses on fixed maturities and funds held-directly managed	80	418	128	1,161
Unrealized losses (gains) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	63	175	(2)	657
Adjusted TIR ($)*	$ 226	$ (68)	$ 788	$ (154)
Total investments	14,839	14,226	14,839	14,226
Cash and cash equivalents, including restricted cash and cash equivalents	884	1,357	884	1,357
Funds held by reinsured companies	2,871	3,727	2,871	3,727
Total investable assets	$ 18,594	$ 19,310	$ 18,594	$ 19,310
Average aggregate invested assets, at fair value [(2)]	$ 18,951	$ 20,140	$ 18,684	$ 20,192
Annualized TIR % [(3)]	1.8 %	(13.1)%	4.7 %	(13.0)%
Non-GAAP adjustment:				
Net unrealized losses on fixed maturities, AFS included within AOCI and net unrealized losses on fixed maturities, trading and funds held - directly managed	1,222	1,926	1,222	1,926
Adjusted investable assets*	$ 19,816	$ 21,236	$ 19,816	$ 21,236
Adjusted average aggregate invested assets, at fair value* [(4)]	$ 20,089	$ 21,728	$ 19,955	$ 21,093
Annualized adjusted TIR %* [(5)]	4.5 %	(1.3)%	5.3 %	(1.0)%

(1) Refer to page 19 for a disaggregated view of our net realized and unrealized gains (losses) for the three and nine months ended September 30, 2023 and 2022.

(2) This amount is a two and four period average of the total investable assets for the three and nine months ended September 30, 2023 and 2022, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(3) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(4 This amount is a two and four period average of the adjusted investable assets* for the three and nine months ended September 30, 2023 and 2022, respectively, as presented above.

(5) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

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| enstargroup.com 19 Reconciliation to Adjusted Total Investment Return Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Net realized (losses) gains Fixed maturities, AFS $ (12) $ (23) $ (55) $ (88) Funds held - directly managed — — (7) — Net (losses) recognized on equity securities sold during the period — (11) 23 (21) Investment derivatives (2) (2) 6 (2) Net realized (losses) gains $ (14) $ (36) $ (33) $ (111) Net unrealized (losses) gains Fixed maturities, trading $ (22) $ (157) $ (24) $ (556) Funds held – directly managed (46) (238) (42) (517) Net unrealized (losses) gains recognized on equity securities still held at the reporting date 17 (82) 86 (284) Other investments 68 (65) 180 (141) Investment derivatives 3 (4) — (20) Net unrealized (losses) gains $ 20 $ (546) $ 200 $ (1,518)

Investment Composition - September 30, 2023

ENSTAR

	September 30, 2023		Other Investments									Equities				
			Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate debt fund	Other [(1)]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash [(2)]	Funds Held
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed	$ 9,450	50.8 %														
Other assets included within funds held - directly managed	462	2.5 %		97									68			297
Equities																
Publicly traded equities	239	1.3 %										239				
Exchange-traded funds	276	1.4 %		66									210			
Privately held equities	366	2.0 %		54			17		43					252		
Total	881	4.7 %	— %	13.6 %	— %	— %	1.9 %	— %	4.9 %	— %	— %	27.1 %	23.8 %	28.6 %	— %	— %
Other investments																
Hedge funds	515	2.8 %	432	83												
Fixed income funds	504	2.7 %		504												
Equity funds	4	— %										4				
Private equity funds	1,559	8.5 %		3		1,128			108	65	90	14	40	6	105	
CLO equities	59	0.3 %					59									
CLO equity funds	208	1.1 %					208									
Private credit funds	548	2.9 %							548							
Real estate debt fund	240	1.3 %								240						
Total	3,637	19.6 %	11.9 %	16.2 %	— %	31.0 %	7.3 %	— %	18.0 %	8.4 %	2.5 %	0.5 %	1.1 %	0.2 %	2.9 %	— %
Equity method investments	409	2.2 %														
Total investments	14,839	79.8 %														
Cash and cash equivalents (including restricted cash)	884	4.8 %													884	
Funds held by reinsured companies	2,871	15.4 %														2,871
Total investable assets	$ 18,594	100.0 %														

(1) Infrastructure in fund format.

(2) Cash and cash equivalents.

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Investment Composition - December 31, 2022

ENSTAR

	December 31, 2022		Other Investments									Equities			
			Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate debt fund	Other[1]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash[2]
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed	$ 9,631	49.3 %													
Other assets included within funds held - directly managed	54	0.3 %													
Equities															
Publicly traded equities	385	2.0 %										385			
Exchange-traded funds	507	2.6 %		68									439		
Privately held equities	358	1.8 %		52			25		178					103	
Total	1,250	6.4 %	— %	9.6 %	— %	— %	2.0 %	— %	14.2 %	— %	— %	30.8 %	35.1 %	8.2 %	— %
Other investments															
Hedge funds	549	2.8 %	468	81											
Fixed income funds	547	2.8 %		547											
Equity funds	3	— %										3			
Private equity funds	1,282	6.6 %		159		825			96	59	28	13	58	6	38
CLO equities	148	0.8 %					148								
CLO equity funds	203	1.0 %					203								
Private credit funds	362	1.9 %							362						
Real estate debt fund	202	1.0 %								202					
Total	3,296	16.9 %	14.2 %	23.9 %	— %	25.0 %	10.6 %	— %	13.9 %	7.9 %	0.8 %	0.5 %	1.8 %	0.2 %	1.2 %
Equity method investments	397	2.0 %													
Total investments	14,628	74.9 %													
Cash and cash equivalents (including restricted cash)	1,330	6.8 %													1,330
Funds held by reinsured companies	3,582	18.3 %													
Total investable assets	$ 19,540	100.0 %													

(1) Infrastructure in fund format.

(2) Cash and cash equivalents.

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